NOTES PAYABLE	9 Months Ended
Sep. 30, 2023
Jet Ai Inc [Member]
Restructuring Cost and Reserve [Line Items]
NOTES PAYABLE

NOTE 4 – NOTES PAYABLE

Bridge Agreement

On September 11, 2023, the Company entered into a binding term sheet (“Bridge Agreement”) with eight investors whereby the investors purchased from the Company senior secured promissory notes in the aggregate principal amount of $625,000, including $281,250 from related parties. The Bridge Agreement was entered into with, and funding was provided by, Michael Winston, the Executive Chairman of the Board and Interim Chief Executive Officer, Wrendon Timothy, a member of the Board and all three Committees of the Board, William Yankus, a member of the Board and two of its Committees, and Oxbridge RE Holdings Limited, a significant stockholder of the Company for which Mr. Timothy serves as a director and officer, as well as the four other investors named in the Bridge Agreement. Given Mr. Winston’s dual role as a participant in the negotiations with third parties and his participation in the bridge financing itself, for avoidance of doubt, he has agreed to waive any right to receive accrued interest on the principal amount of his note, as well as any redemption premium or any increase in the principal amount of his note in connection with an event of default.

The Company received net proceeds of $500,000, resulting in an original issue discount of $125,000. The notes bear interest at five percent (5%) per annum and are due and payable on March 11, 2024 (the “Maturity Date”). The Company will also have the option to prepay the notes with no penalties at any time prior to the Maturity Date. The Company is required to redeem the notes with one hundred percent (100%) of the proceeds of any equity or debt financing, on a pro rata basis, at a redemption premium of one hundred and ten percent (110%) of the principal amount of the notes. The Company anticipates redeeming the notes in full with proceeds expected to be received over the next several months from existing financing arrangements. The Company recognized a debt discount of $125,000 from the notes, of which $20,833 was amortized through September 30, 2023. Interest expense was $24,095 for the three and nine months ended September 30, 2023, all of which was accrued and unpaid as of September 30, 2023.

An event of default under the notes includes failing to redeem the notes as provided above and other typical bankruptcy events of the Company. In an event of default, the outstanding principal of the notes shall increase by one hundred and twenty percent (120%), and investors may convert the notes into common stock of the Company at the lower of (a) the Fixed Conversion Price or (b) the lowest daily volume-weighted average price reported by Bloomberg (“VWAP”) of the Common Stock during the ten (10) business days before the conversion date. If the daily VWAP of the common stock is below $1.00 for ten (10) consecutive trading days, the Conversion Price shall be 95% of the lowest daily VWAP ten (10) days before conversion date.